UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / OCTOBER 31, 2009

Legg Mason Western

Asset Short Duration

Municipal Income Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to generate high current income exempt from regular federal income tax* while preserving capital.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Short Duration Municipal Income Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy remained weak during much of the twelve-month reporting period ended October 31, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the third quarter of 2009.

Looking back, the U.S. Department of Commerce reported that fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 5.4%. Economic weakness accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the economic environment started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department’s preliminary estimate for third quarter 2009 GDP growth was 2.8%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program and its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While the PMI dipped to 52.6 in September, it rose to 55.7 in October, its best reading since April 2006.

The housing market also saw some improvement during the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that home prices rose 1.2% in August 2009 versus the prior month. This marked the fourth straight monthly gain. In addition, the National Association of Realtors’ Pending Home Sales Indexiv rose 6.1% in September, the eighth consecutive monthly increase.

One area that remained weak — and could hamper the magnitude of economic recovery — was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate rose to 10.2% in October 2009, its highest level in more than twenty-six years. Since

Legg Mason Western Asset Short Duration Municipal Income Fund	I

Letter from the chairman continued

December 2007, the number of unemployed has risen by approximately 8.2 million and there have been twenty-two consecutive months of job losses.

The Federal Reserve Board (“Fed”)v continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratevi from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008 — a historic low — the Fed has maintained this stance thus far in 2009. In conjunction with its November 2009 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

During the twelve months ended October 31, 2009, both short- and long-term Treasury yields experienced periods of heightened volatility. When the period began, two- and ten-year Treasury yields were 1.56% and 4.01%, respectively. The ongoing fallout from the issues related to the subprime mortgage market, the credit crisis, forced selling by leveraged investors and a lack of liquidity triggered several “flights to quality.” During these periods, Treasury yields moved lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. When the first half of the reporting period ended on April 30, 2009, two- and ten-year Treasury yields were 0.91% and 3.16%, respectively.

During the second half of the period, Treasury yields generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 0.90% and 3.41%, respectively. In a reversal from 2008, investor risk aversion faded as the twelve-month reporting period progressed, driving spread sector (non-Treasury) prices higher.

The municipal bond market performed largely in line with its taxable bond counterpart over the twelve months ended October 31, 2009. Over that period, the Barclays Capital Municipal Bond Indexvii and the Barclays Capital U.S. Aggregate Indexviii returned 13.60% and 13.79%, respectively. The municipal market was supported by strong demand, coupled with declining new issuance of tax-free bonds.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid —

II	Legg Mason Western Asset Short Duration Municipal Income Fund

sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 27, 2009

Legg Mason Western Asset Short Duration Municipal Income Fund	III

Letter from the chairman continued

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Pending Home Sales Index is an index created by the National Association of Realtors that tracks home sales in which a contract is signed but the sale has not yet closed. The Index is a leading indicator of future existing home sales as it typically takes four to six weeks to close a sale after a contract has been signed.

[v]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

vi

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vii	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

viii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

IV	Legg Mason Western Asset Short Duration Municipal Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to generate high current income exempt from regular federal income tax while preserving capital. Under normal circumstances, the Fund invests at least 80% of its assets in municipal securities and in participation or other interests in municipal securities issued by banks, insurance companies or other financial institutions. Under normal market conditions, the Fund will invest at least 80% of its assets in investment grade municipal securities. The Fund may invest in securities of any maturity. However, the Fund normally maintains an effective durationi of three years or less.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the fixed-income market was impacted by the fallout from the financial crisis in 2008 and the subsequent return to more normal conditions given the aggressive actions taken by the Federal Reserve Board (“Fed”)ii, the U.S. Department of the Treasury and other government entities.

The yields on two- and ten-year Treasuries began the fiscal year at 1.56% and 4.01%, respectively. As the reporting period began, we were in the midst of a “flight to quality,” triggered by the seizing credit markets and a sharp drop in Treasury yields. The ten-year Treasury yield bottomed at 2.08% on December 18, 2008. At the epicenter of the turmoil were the continued repercussions from the September 2008 bankruptcy of Lehman Brothers. During this time, investors were drawn to the relative safety of shorter-term Treasuries, while riskier portions of the bond market performed poorly.

However, as the fiscal year progressed, conditions in the credit markets improved, there were signs that the economy was stabilizing and investor risk aversion abated. This led to falling demand (and higher yields) for Treasuries and a strong sharp rally in the spread sectors (non-U.S. Treasuries). Also supporting the spread sectors was strong demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

Toward the end of the reporting period, Treasury yields continued to move higher, especially on the long end of the yield curveiii. This was due to concerns regarding the massive amount of new Treasury issuance that

Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report	1

Fund overview continued

would be needed to fund the economic stimulus package. At the conclusion of the fiscal year, two- and ten-year Treasury yields were 0.90% and 3.41%, respectively.

While municipal bonds were not immune to the volatility in the financial markets, overall, they generated strong results during the fiscal year. As the reporting period began in November 2008, there was a great deal of uncertainty in the municipal market, as prices had fallen sharply in the previous two months. This challenging environment was triggered by a number of issues, including increased risk aversion, downgrades of monoline bond insurers, the seizing auction rate preferred market and forced selling by highly leveraged investors into illiquid markets. In addition, there were fears that the deepening recession would negatively impact municipalities, as they would generate less tax revenues.

While the fundamentals in the municipal market did not significantly change, tax-free bond prices rallied during much of the reporting period. This was due, in part, to improving technical factors, including less forced selling and better liquidity. Demand for tax-free bonds also increased, as investors were drawn to their attractive yields. All told, municipal bonds generated strong results, with the Barclays Capital Municipal Bond Indexiv returning 13.60% for the twelve months ended October 31, 2009.

Q. How did we respond to these changing market conditions?

A. The Fund received a substantial amount of new assets during the fiscal year. We took a cautious approach to putting this money to work in the market, emphasizing higher-quality, liquid assets. In addition, given the sizable inflows of new assets, there were periods when the Fund held more cash than would typically be the case.

In terms of other adjustments made to the portfolio, we emphasized essential service revenue bonds. These included securities issued by municipalities for enterprises such as Power, Water & Sewer, Health Care, Transportation and Education. Not only did these securities offer attractive yields, but their prices also were not as susceptible to the economic downturn. In contrast, we looked to minimize the Fund’s overall exposure to General Obligation bonds. These securities are typically more economically sensitive, in that the issuing municipality repays bondholders from tax revenues.

The Fund had a modest short position in U.S. Treasury futures during a portion of the reporting period. This did not materially impact the Fund’s performance.

2	Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report

Performance review

For the twelve months ended October 31, 2009, Class A shares of Legg Mason Western Asset Short Duration Municipal Income Fund, excluding sales charges, returned 6.21%. The Fund’s unmanaged benchmark, the Barclays Capital Three-Year Municipal Bond Indexv, returned 7.34% over the same time frame. The Fund’s Lipper Short-Intermediate Municipal Debt Funds Category Average1 returned 7.66% for the same period.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

PERFORMANCE SNAPSHOT as of October 31, 2009 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Short Duration Municipal Income Fund — Class A Shares	2.50%	6.21%
Barclays Capital Three-Year Municipal Bond Index	2.02%	7.34%
Lipper Short-Intermediate Municipal Debt Funds Category Average[1]	2.89%	7.66%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class C shares returned 2.32% and Class I shares returned 2.57% over the six months ended October 31, 2009. Excluding sales charges, Class C shares returned 5.81% and Class I shares returned 6.13% over the twelve months ended October 31, 2009. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.
The 30-Day SEC Yields for the period ended October 31, 2009 for Class A, C and I shares were 1.38%, 1.07% and 1.52%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.
TOTAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated February 28, 2009, the gross total operating expense ratios for Class A, Class C and Class I shares were 1.09%, 1.70% and 0.78%, respectively.
Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.
As a result of expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.75% for Class A shares, 1.10% for Class C shares and 0.60% for Class I shares. These expense limitations may be reduced or terminated at any time.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 43 funds for the six-month period and among the 42 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report	3

Fund overview continued

Q. What were the leading contributors to performance?

A. The largest contributors to performance for the period were the Fund’s overweight position and security selection in the Health Care sector. Within the sector, we emphasized some of the better-quality names that we felt were more secure and less likely to experience downgrades. The Fund’s overweight to Power bonds, an area in the essential service revenue sector, also contributed to performance.

Our underweight to Pre-refundedvi securities also contributed to relative performance. While these high-quality securities performed extremely well during the market’s meltdown in 2008 and during periods of risk aversion over the fiscal year, this sector underperformed the benchmark index during the twelve-month reporting period as a whole.

Within the Industrial Development Revenue/Pollution Control Revenue sector, the Fund’s exposure to gas prepay securities enhanced its results. These securities, which are backed by certain broker/dealers, performed poorly early in 2008 given the turmoil in the financial markets. However, as a number of broker/dealers changed their status to bank holding companies and government initiatives such as the Troubled Asset Relief Program (“TARP”) added confidence in the financial system, gas prepay securities rebounded sharply during the fiscal year.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance for the period was the Fund’s shorter duration than that of the benchmark. This negatively impacted performance as municipal yields declined over the period. Another meaningful detractor was the Fund’s cash position. As discussed, the sizable inflow of new assets made it difficult to quickly invest this money in the municipal market. Having an exposure to cash was a drag on performance, given the strong performance in the municipal market and the low yields available from short-term money market instruments.

The next largest detractor from the Fund’s results was its overweight position in Resource Recovery bonds. These securities are typically issued by municipalities to construct facilities that convert solid waste into some sort of saleable item. The spreads in this sector widened during the fiscal year. In addition, this lower-quality sector is heavily reliant on bond insurance and a number of Resource Recovery securities have been downgraded given questions regarding the viability of the underlying insurance.

4	Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report

Thank you for your investment in Legg Mason Western Asset Short Duration Municipal Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 17, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Although the Fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iv	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

[v]	The Barclays Capital Three-Year Municipal Bond Index is a broad measure of the municipal bond market with maturities of approximately three years.

vi

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report	5

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Fund’s investments as of October 31, 2009 and October 31, 2008 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2009 and held for the six months ended October 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	2.50%	$1,000.00	$1,025.00	0.65%	$3.32
Class C	2.32	1,000.00	1,023.20	0.98	5.00
Class I	2.57	1,000.00	1,025.70	0.51	2.60

[1]	For the six months ended October 31, 2009.

[2]

Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report	7

Fund expenses (unaudited) continued

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,021.93	0.65%	$3.31
Class C	5.00	1,000.00	1,020.27	0.98	4.99
Class I	5.00	1,000.00	1,022.63	0.51	2.60

[1]	For the six months ended October 31, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8	Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS C	CLASS I
Twelve Months Ended 10/31/09	6.21%	5.81%	6.13%
Five Years Ended 10/31/09	3.35	2.99	3.46
Inception* through 10/31/09	2.77	2.40	2.99

	WITH SALES CHARGES[3]
	CLASS A	CLASS C	CLASS I
Twelve Months Ended 10/31/09	3.87%	5.81%	6.13%
Five Years Ended 10/31/09	2.90	2.99	3.46
Inception* through 10/31/09	2.40	2.40	2.99

CUMULATIVE TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
Class A (Inception date of 3/17/03 through 10/31/09)		19.82%
Class C (Inception date of 3/18/03 through 10/31/09)		17.03
Class I (Inception date of 11/14/03 through 10/31/09)		19.19

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of all applicable sales charge with respect to Class A shares.

[3]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%.

*	Inception dates for Class A, C and I shares are March 17, 2003, March 18, 2003 and November 14, 2003, respectively.

Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report	9

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A SHARES OF LEGG MASON WESTERN ASSET SHORT
DURATION MUNICIPAL INCOME FUND VS. BARCLAYS CAPITAL THREE-YEAR MUNICIPAL BOND INDEX
AND LIPPER SHORT-INTERMEDIATE MUNICIPAL DEBT FUNDS CATEGORY AVERAGE† —
March 17, 2003 - October 2009

†	Hypothetical illustration of $10,000 invested in Class A shares of Legg Mason Western Asset Short Duration Municipal Income Fund at inception on March 17, 2003, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, through October 31, 2009. The Barclays Capital Three-Year Municipal Bond Index is a broad measure of the municipal bond market with maturities of approximately three years. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Short-Intermediate Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds as of October 31, 2009. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10	Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report

Schedule of investments

October 31, 2009

LEGG MASON WESTERN ASSET SHORT DURATION MUNICIPAL INCOME FUND
FACE AMOUNT	SECURITY	VALUE

MUNICIPAL BONDS — 80.3%
	Alabama — 0.8%
$7,500,000	Alabama State Public School & College Authority, 5.000% due 5/1/14	$8,225,025
500,000	East Alabama Health Care Authority, Health Care Facilities Revenue, 5.000% due 9/1/13(a)	516,645
	Total Alabama	8,741,670
	Alaska — 0.3%
	North Slope Boro, AK, GO:
1,500,000	5.000% due 6/30/12	1,628,370
1,500,000	5.000% due 6/30/13	1,649,475
	Total Alaska	3,277,845
	Arizona — 0.5%
2,000,000	Maricopa County, AZ, IDA, Solid Waste Disposal Revenue, Waste Management Inc. Project, 7.000% due 12/1/10(a)(b)	2,084,600
2,255,000	Phoenix, AZ, Civic Improvement Corp., Water System Revenue, 5.000% due 7/1/13	2,489,092
1,105,000	University of Arizona, COP, AMBAC, 5.250% due 6/1/10	1,134,901
	Total Arizona	5,708,593
	California — 15.1%
	California Health Facilities Financing Authority Revenue:
	Adventist Health System:
1,290,000	5.000% due 3/1/11	1,332,247
1,720,000	5.000% due 3/1/12	1,801,373
2,000,000	5.000% due 3/1/13	2,120,400
	Providence Health & Services System:
1,000,000	5.000% due 10/1/12	1,078,150
500,000	5.250% due 10/1/13	551,080
5,000,000	California Infrastructure & Economic Development Bank Revenue, J. Paul Getty Trust, 2.500% due 4/1/13(a)	5,116,850
	California State:
10,000,000	Economic Recovery, GO, 5.000% due 7/1/14(a)	10,750,400
15,000,000	RAN, 3.000% due 5/25/10	15,150,900
	California Statewide CDA, Revenue:
	FHA, Methodist Hospital Project:
2,450,000	5.500% due 8/1/13	2,697,989
2,000,000	5.500% due 2/1/14	2,206,040
20,000,000	Kaiser Foundation Health Plan Inc., 5.000% due 4/1/13	21,514,800
	Central Valley Financing Authority, CA, Cogeneration Project Revenue, Carson Ice Generation Project:
750,000	5.000% due 7/1/15	820,147

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report	11

Schedule of investments continued

October 31, 2009

LEGG MASON WESTERN ASSET SHORT DURATION MUNICIPAL INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	California — 15.1% continued
$1,000,000	5.000% due 7/1/16	$1,086,500
2,500,000	Compton, CA, Community RDA, Refunding, Tax Allocation Redevelopment Project, AMBAC, 5.000% due 8/1/11	2,546,150
1,085,000	El Dorado, CA, Irrigation District, COP, 3.500% due 8/1/15	1,100,201
15,000,000	Los Angeles, CA, USD, GO, TRAN, 2.000% due 8/12/10	15,185,850
4,000,000	Newport Beach, CA, Revenue, Hoag Memorial Hospital Presbyterian, 5.000% due 2/7/13(a)	4,290,120
	Sacramento, CA, Cogeneration Authority Project Revenue, Procter & Gamble Project:
750,000	4.000% due 7/1/11	781,845
600,000	5.000% due 7/1/12	650,418
800,000	5.000% due 7/1/13	878,592
650,000	5.000% due 7/1/14	716,502
875,000	5.000% due 7/1/15	959,210
1,000,000	5.000% due 7/1/16	1,089,600
7,000,000	San Bernardino County, CA, Transportation Authority, Sales Tax Revenue, 4.000% due 5/1/12	7,312,550
	San Diego, CA, Public Facilities Financing Authority, Sewer Revenue:
4,220,000	5.000% due 5/15/13	4,613,220
2,000,000	5.000% due 5/15/14	2,199,400
	San Francisco, CA, City & County Airports Commission, International Airport Revenue:
2,500,000	6.500% due 5/1/10(a)(b)	2,545,450
16,500,000	2.250% due 12/4/12(a)	16,475,415
	San Francisco, CA, City & County Public Utilities Commission, Water Revenue:
6,285,000	4.000% due 11/1/12	6,742,988
6,005,000	4.000% due 11/1/13	6,489,964
5,000,000	4.000% due 11/1/14	5,374,200
4,890,000	5.000% due 11/1/15	5,473,915
	William S. Hart, CA, Union High School District, GO, BAN:
3,000,000	4.000% due 12/1/11	3,059,850
7,000,000	5.000% due 12/1/11	7,279,440
	Total California	161,991,756
	Colorado — 3.0%
	Colorado Health Facilities Authority Revenue:
	Catholic Health:
3,250,000	5.000% due 11/8/12(a)	3,458,942
7,000,000	5.000% due 11/12/13(a)	7,480,130
5,000,000	5.000% due 11/11/14(a)	5,321,150

See Notes to Financial Statements.

12	Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report

LEGG MASON WESTERN ASSET SHORT DURATION MUNICIPAL INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Colorado — 3.0% continued
$2,000,000	Initiatives, 5.250% due 11/12/13(a)	$2,148,100
10,000,000	Evangelical Lutheran Good Samaritan Society, 5.000% due 12/1/14(a)	10,380,400
2,500,000	Denver, CO, City & County, Excise Tax Revenue, FSA, 5.000% due 9/1/12	2,715,725
1,000,000	E-470 Public Highway Authority Revenue, CO, NATL, 5.000% due 9/1/11(a)	1,040,650
	Total Colorado	32,545,097
	Connecticut — 0.3%
2,900,000	Connecticut State, HEFA Revenue, Ascension Health Credit, 3.500% due 2/1/12(a)	2,960,842
	District of Columbia — 2.2%
21,295,000	District of Columbia Income Tax Secured Revenue, 5.000% due 12/1/12	23,607,850
	Florida — 5.6%
	Citizens Property Insurance Corp., FL:
10,000,000	5.000% due 6/1/12	10,635,000
1,000,000	Senior Secured High Risk Notes, 5.000% due 6/1/11	1,034,740
5,000,000	Florida State Board of Education, Lottery Revenue, FGIC, 5.500% due 7/1/12	5,359,600
3,850,000	Florida State Municipal Power Agency Revenue, All Requirements Power, 5.000% due 10/1/13	4,225,760
2,630,000	Florida Water Pollution Control Financing Corp. Revenue, 3.000% due 1/15/12	2,720,709
5,000,000	JEA, FL, Electric System Revenue, 5.000% due 10/1/14	5,429,300
	Miami-Dade County, FL, IDA, Solid Waste Disposal Revenue, Waste Management Inc. of Florida Project:
2,000,000	2.750% due 4/1/10(a)	1,999,940
1,000,000	5.400% due 8/1/11(a)(b)	1,026,320
15,235,000	Orange County, FL, Tourist Development Tax Revenue, 5.000% due 10/1/15	16,588,934
	Osceola County, FL, Capital Improvements Revenue:
1,465,000	5.000% due 10/1/12	1,582,508
1,370,000	5.000% due 10/1/13	1,495,136
1,990,000	5.000% due 10/1/14	2,179,866
5,465,000	Volusia County, FL, School Board, Sales Tax Revenue, FSA, 5.500% due 10/1/12	5,890,122
	Total Florida	60,167,935
	Georgia — 1.3%
	Atlanta, GA, Water & Wastewater Revenue:
2,500,000	4.000% due 11/1/11	2,573,900
3,365,000	4.000% due 11/1/12	3,469,349

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report	13

Schedule of investments continued

October 31, 2009

LEGG MASON WESTERN ASSET SHORT DURATION MUNICIPAL INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Georgia — 1.3% continued
$2,500,000	Main Street Natural Gas Inc., Gas Project Revenue, 5.000% due 3/15/11	$2,554,450
1,750,000	Monroe County, GA, Development Authority PCR, Oglethorpe Power Corp., Scherer Project, 4.625% due 4/1/10(a)	1,777,440
	Public Gas Partners Inc., GA, Project Revenue:
2,300,000	5.000% due 10/1/12	2,484,483
1,400,000	5.000% due 10/1/13	1,527,330
	Total Georgia	14,386,952
	Illinois — 1.3%
8,000,000	Illinois EFA Revenues, University of Chicago, 3.375% due 2/3/14(a)	8,186,800
3,250,000	Illinois Finance Authority Revenue, Northwestern Memorial Hospital, 5.000% due 8/15/13	3,567,102
2,500,000	Illinois State Sales Tax Revenue, 5.000% due 6/15/11	2,644,750
	Total Illinois	14,398,652
	Indiana — 3.6%
11,765,000	Indiana Health Facilities Financing Authority, Hospital Revenue, Deaconess Hospital Obligation, LOC-Fifth Third Bank, 0.770% due 11/6/09(c)	11,765,000
5,330,000	Indiana Health Facility Financing Authority Revenue, 5.000% due 8/1/13(a)	5,714,133
	Jasper County, IN, PCR, Northern Indiana Public Service, NATL:
1,000,000	4.150% due 8/1/10	1,005,700
1,000,000	5.200% due 6/1/13	1,059,740
	Richmond, IN, Hospital Authority Revenue, Reid Hospital & Health Care Services Inc. Project:
1,000,000	3.250% due 1/1/12	1,014,590
1,000,000	4.000% due 1/1/13	1,028,370
1,255,000	4.250% due 1/1/14	1,293,039
15,260,000	Whiting, IN, Environmental Facilities Revenue, BP Products North America Inc., 2.800% due 6/2/14(a)	15,403,902
	Total Indiana	38,284,474
	Iowa — 1.3%
5,500,000	Iowa Finance Authority Health Facilities Revenue, Central Iowa Health System, 5.000% due 8/15/12(a)	5,879,170
7,500,000	Waterloo, IA, Community School District, School Infrastructure Sales & Services Tax Revenue, BAN, 3.750% due 5/1/12	7,776,225
	Total Iowa	13,655,395
	Kansas — 0.4%
4,000,000	Burlington, KS, Environmental Improvement Revenue, Kansas City Power & Light, 5.250% due 4/1/13(a)	4,258,680

See Notes to Financial Statements.

14	Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report

LEGG MASON WESTERN ASSET SHORT DURATION MUNICIPAL INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Kentucky — 0.6%
	Kentucky State Property & Building Commission:
$2,035,000	EDR, 5.000% due 5/1/14	$2,249,876
3,800,000	Revenue, FSA, 5.250% due 10/1/15	4,328,048
	Total Kentucky	6,577,924
	Louisiana — 0.6%
	Louisiana Local Government Environmental Facilities & CDA, Louisiana Community & Technical College System Facilities Corp. Project:
1,750,000	4.000% due 10/1/13	1,861,230
1,500,000	4.000% due 10/1/14	1,589,055
730,000	Louisiana State Citizens Property Insurance Corp., Assessment Revenue, 3.500% due 6/1/13	727,073
2,500,000	Rapides, LA, Finance Authority Revenue, Cleco Power LLC Project, 6.000% due 10/1/11(a)(b)	2,625,650
	Total Louisiana	6,803,008
	Massachusetts — 0.3%
	Massachusetts State HEFA Revenue:
2,350,000	Amherst College, 2.750% due 1/4/12(a)	2,392,723
1,000,000	Northeastern University, 4.000% due 10/1/12	1,044,670
	Total Massachusetts	3,437,393
	Michigan — 4.0%
6,000,000	Detroit, MI, RAN, 5.000% due 3/1/10	6,050,820
7,000,000	Michigan Municipal Bond Authority Revenue, St. Aid Revenue Notes, Detroit School District, 6.000% due 1/20/10	7,038,430
	Michigan State Housing Development Authority:
4,500,000	3.200% due 12/1/11	4,521,870
8,225,000	3.500% due 6/1/12	8,293,514
11,000,000	Michigan State Strategic Fund Ltd. Obligation Revenue, Detroit Edison Co., 5.250% due 8/1/14(a)	11,563,530
2,260,000	Michigan State Trunk Line, FGIC, 5.000% due 11/1/11	2,407,736
	Western Townships, MI, Utilities Authority Sewer Disposal Systems, GO:
1,000,000	4.000% due 1/1/13	1,054,290
2,100,000	4.000% due 1/1/14	2,214,261
	Total Michigan	43,144,451
	Minnesota — 0.6%
6,000,000	Northern Municipal Power Agency, MN, Electric System Revenue, 5.000% due 1/1/13	6,471,600
	Missouri — 0.1%
500,000	Boone County, MO, Hospital Revenue, Boone Hospital Center, 5.000% due 8/1/13	533,660

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report	15

Schedule of investments continued

October 31, 2009

LEGG MASON WESTERN ASSET SHORT DURATION MUNICIPAL INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Missouri — 0.1% continued
$700,000	Missouri State Environmental Improvement & Energy Resources Authority, KC Power & Light Co. Project, 4.900% due 7/1/13(a)(b)	$715,701
	Total Missouri	1,249,361
	Nevada — 0.1%
1,400,000	Clark County, NV, Refunding Bond Bank, GO, AMBAC, 5.000% due 11/1/13	1,548,456
	New Jersey — 3.0%
	New Jersey EDA Revenue, School Facilities Construction:
2,000,000	5.000% due 12/15/13	2,223,220
2,000,000	5.000% due 12/15/14	2,235,520
5,000,000	New Jersey State EFA Revenue, University of Medicine & Dentistry of New Jersey, 6.000% due 12/1/14	5,435,900
14,085,000	New Jersey State Housing & Mortgage Finance Agency, Multi-Family Revenue, 2.550% due 11/1/12	14,068,802
	New Jersey State Transportation Trust Fund Authority, Transportation Systems:
2,500,000	5.000% due 6/15/11(d)	2,676,400
5,000,000	FGIC, 5.250% due 12/15/13	5,584,050
	Total New Jersey	32,223,892
	New Mexico — 0.4%
1,665,000	Albuquerque, NM, Airport Revenue, 5.000% due 7/1/12	1,746,369
2,000,000	New Mexico State Hospital Equipment Loan Council Hospital Revenue, Presbyterian Healthcare Services, 5.000% due 8/1/12	2,116,340
	Total New Mexico	3,862,709
	New York — 8.2%
	Babylon, NY, Industrial Development Agency Resource Recovery Revenue, Covanta Babylon Inc.:
2,500,000	5.000% due 1/1/14	2,687,925
2,295,000	5.000% due 1/1/15	2,456,086
5,000,000	MTA, NY, Revenue, 5.000% due 11/15/13(a)	5,438,350
	New York City, NY:
6,000,000	HDC, MFH Revenue, 3.000% due 11/1/12	6,041,220
	TFA, Building Aid Revenue:
2,470,000	5.000% due 1/15/13	2,671,182
3,000,000	5.000% due 1/15/14	3,265,740
3,550,000	Trust for Cultural Resources Revenue, Juilliard School, 2.750% due 7/1/12(a)	3,638,963
7,000,000	New York State Environmental Facilities Corp., Solid Waste Disposal Revenue, Waste Management Inc. Project of New Jersey, 4.875% due 1/4/10(a)	7,007,420
	New York State Thruway Authority:
15,000,000	General Revenue, BAN, 4.000% due 7/15/11	15,739,650

See Notes to Financial Statements.

16	Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report

LEGG MASON WESTERN ASSET SHORT DURATION MUNICIPAL INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	New York — 8.2% continued
$33,000,000	Service Contract Revenue, Local Highway & Bridge, 5.000% due 4/1/15	$36,392,730
2,500,000	New York, NY, GO, 5.000% due 9/1/12	2,728,000
	Total New York	88,067,266
	Ohio — 3.2%
4,500,000	Akron, OH, Special Assessment, Street Improvement Notes, 3.500% due 10/1/10	4,529,835
2,650,000	Montgomery County, OH, Revenue, Miami Valley Hospital, 5.250% due 11/15/14(a)	2,745,771
	Ohio State Air Quality Development Authority Revenue:
5,000,000	Columbus Southern Power Co., 3.875% due 6/1/14(a)	5,157,550
4,000,000	FirstEnergy Generation Corp., 5.250% due 3/1/11(a)	4,084,440
14,000,000	Pollution Control, FirstEnergy Generation Corp., 4.750% due 8/1/12(a)	14,287,560
3,000,000	Ohio State Higher Educational Facility Commission Revenue, Oberlin College, 5.000% due 10/1/14	3,367,950
	Total Ohio	34,173,106
	Oregon — 1.4%
	Clackamas County, OR, Hospital Facility Authority Revenue, Legacy Health System:
7,000,000	5.000% due 7/15/12(a)	7,348,670
5,000,000	5.000% due 7/15/14(a)	5,284,250
2,000,000	Oregon State Department of Administrative Services, Lottery Revenue, 5.000% due 4/1/14	2,242,060
	Total Oregon	14,874,980
	Pennsylvania — 2.0%
	Montgomery County, PA, Higher Education & Health Authority Hospital Revenue, Abington Memorial Hospital:
2,000,000	5.000% due 6/1/13	2,106,820
2,670,000	5.000% due 6/1/14	2,797,599
2,000,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue, Exelon Generation Co. LLC, 5.000% due 6/1/12(a)	2,109,500
10,000,000	Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue, Philadelphia Funding Program, 5.000% due 6/15/13	11,044,400
2,800,000	University of Pittsburgh, PA, Commonwealth System of Higher Education, University Capital Project, 5.500% due 9/15/13(a)	3,065,272
	Total Pennsylvania	21,123,591
	South Carolina — 2.1%
22,850,000	York County, SC, PCR, North Carolina Electric Membership Corp., SPA-National Rural Utilities Cooperative Finance Corp., 2.250% due 3/1/10(a)	22,850,000

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report	17

Schedule of investments continued

October 31, 2009

LEGG MASON WESTERN ASSET SHORT DURATION MUNICIPAL INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Tennessee — 0.7%
$1,000,000	Lewisburg, TN, IDB, Solid Waste Disposal Revenue, Waste Management Inc. Project, 5.000% due 1/4/10(a)	$1,001,050
6,000,000	Tennessee Energy Acquisition Corp., Gas Revenue, 5.000% due 9/1/15	6,311,880
	Total Tennessee	7,312,930
	Texas — 7.1%
	Brazos River, TX, Harbor Navigation District:
5,000,000	Brazoria County Environmental, Dow Chemical Co., 5.500% due 6/15/11(a)	5,136,350
5,000,000	Brazoria County Revenue, Dow Chemical Co., 5.250% due 10/1/11	5,068,450
	Dallas-Fort Worth, TX, International Airport Revenue:
2,000,000	4.000% due 11/1/12	2,128,800
3,000,000	4.000% due 11/1/13	3,198,180
4,000,000	5.000% due 11/1/13	4,416,080
3,500,000	4.000% due 11/1/14	3,709,475
2,500,000	5.000% due 11/1/14	2,765,600
1,250,000	NATL, 4.750% due 11/1/13(b)	1,250,912
25,000,000	Gulf Coast Waste Disposal Authority, TX, Environmental Facilities Revenue, BP Products North America Project, 2.300% due 9/3/13(a)	25,054,500
	Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Methodist Hospital System:
5,000,000	5.000% due 6/1/12(a)	5,371,950
5,000,000	5.000% due 6/1/13(a)	5,439,150
500,000	5.250% due 12/1/13	548,675
1,000,000	Houston, TX, Utility System Revenue, 5.000% due 5/15/11(a)	1,045,150
	North Texas Tollway Authority Revenue:
1,500,000	5.000% due 1/1/10(a)	1,505,955
1,000,000	5.000% due 1/1/13(a)	1,038,670
1,770,000	Northside, TX, ISD, GO, PSFG, SPA-Dexia Credit Local, 3.700% due 8/1/10(a)	1,779,877
2,500,000	Texas State, GO, Transport Commission - Mobility Fund, 5.000% due 4/1/11	2,648,925
3,500,000	Texas Transportation Commission Centre, TX, Turnpike System Revenue, 5.000% due 2/15/11(a)	3,612,595
1,000,000	Titus County, TX, Fresh Water Supply District, Southwestern Electric Power Co., 4.500% due 7/1/11	1,027,330
	Total Texas	76,746,624

See Notes to Financial Statements.

18	Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report

LEGG MASON WESTERN ASSET SHORT DURATION MUNICIPAL INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	U.S. Virgin Islands — 2.9%
	Virgin Islands Public Finance Authority Revenue:
	Senior Lien:
$4,000,000	5.000% due 10/1/11	$4,182,080
6,000,000	5.000% due 10/1/12	6,345,420
3,250,000	5.000% due 10/1/13	3,460,762
3,000,000	5.000% due 10/1/14	3,183,180
	Subordinated Lien:
3,100,000	5.000% due 10/1/11	3,229,332
3,675,000	5.000% due 10/1/12	3,864,520
3,765,000	5.000% due 10/1/13	3,979,379
3,250,000	5.000% due 10/1/14	3,417,083
	Total U.S. Virgin Islands	31,661,756
	Utah — 3.5%
35,000,000	Utah State, GO, 4.000% due 7/1/13	38,155,250
	Virginia — 2.1%
2,000,000	King George County, VA, IDA, Solid Waste Disposal Facility Revenue, Waste Management Inc., 6.000% due 5/3/10(a)(b)	2,026,240
15,000,000	Virginia State Public School Authority, School Financing, 5.000% due 8/1/14	16,974,750
3,500,000	York County, VA, EDA, PCR, Virginia Electric & Power Co., 4.050% due 5/1/14(a)	3,675,910
	Total Virginia	22,676,900
	Washington — 0.8%
6,000,000	Chelan County, WA, Public Utility, District No. 1, Consolidated Revenue, 5.250% due 7/1/14(b)	6,354,780
	Washington State Health Care Facilities Authority Revenue, PeaceHealth:
1,000,000	5.000% due 11/1/13	1,066,170
1,550,000	5.000% due 11/1/14	1,651,974
	Total Washington	9,072,924
	Wisconsin — 0.7%
	Wisconsin HEFA, Health Care Facilities Revenue, Luther Hospital:
1,750,000	5.000% due 11/15/12	1,896,090
1,075,000	4.000% due 11/15/13	1,133,072
3,750,000	Wisconsin State Petroleum Inspection Fee Revenue, 5.000% due 7/1/14	4,192,987
	Total Wisconsin	7,222,149

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report	19

Schedule of investments continued

October 31, 2009

LEGG MASON WESTERN ASSET SHORT DURATION MUNICIPAL INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Wyoming — 0.2%
$1,500,000	Sweetwater, WY, County Improvement Project, Powers Board Lease Revenue, NATL, 5.000% due 12/15/11	$1,585,860
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $855,712,274)	864,827,871
SHORT-TERM INVESTMENTS — 23.7%
	Alaska — 0.1%
1,100,000	Valdez, AK, Marine Term Revenue, Exxon Pipeline Co. Project, 0.170%, 11/2/09(e)	1,100,000
	California — 1.6%
1,500,000	California Infrastructure & Economic Development Bank Revenue, Rand Corp., LOC-Bank of America N.A., 0.190%, 11/2/09(e)	1,500,000
15,847,000	California State, GO, 0.550% due 11/5/09	15,847,000
300,000	Sacramento County, CA, Sanitation District Financing Authority Revenue, LIQ-Bank of America N.A., 0.180%, 11/2/09(e)	300,000
	Total California	17,647,000
	Colorado — 0.9%
	Colorado Educational & Cultural Facilities Authority Revenue:
100,000	JFMC Facilities Corp., LOC-Bank of America, 0.200%, 11/2/09(e)	100,000
300,000	National Jewish Federation of Metropolitan Chicago, LOC-Bank of America N.A., 0.200%, 11/2/09(e)	300,000
3,950,000	Colorado Health Facilities Authority Revenue, Hospital-NCMC Inc. Project, FSA, 0.410%, 11/2/09(e)	3,950,000
3,900,000	Colorado Springs, CO, Utilities Revenue, Subordinated Lien Improvement, SPA-Dexia Credit Local, 0.300%, 11/5/09(e)	3,900,000
1,775,000	Denver, CO, City & County, COP, SPA-JPMorgan Chase, 0.180%, 11/2/09(e)	1,775,000
	Total Colorado	10,025,000
	Connecticut — 0.6%
6,000,000	Connecticut State, HEFA Revenue, Greenwich Hospital, LOC-Bank of America N.A., 0.220%, 11/4/09(e)	6,000,000
	Delaware — 0.0%
490,000	University of Delaware Revenue, Refunding, SPA-Landesbank Hessen-Thuringen, 0.280%, 11/2/09(e)	490,000
	Florida — 1.3%
	Florida State Municipal Power Agency Revenue:
6,290,000	All Requirements Power Supply, LOC-SunTrust Bank, 0.240%, 11/2/09(e)	6,290,000
240,000	All Requirements Supply, LOC-Bank of America N.A., 0.220%, 11/2/09(e)	240,000
500,000	Jacksonville, FL, Health Facilities Authority, Hospital Revenue, Baptist Medical Center Project, LOC-Bank of America N.A., 0.200%, 11/2/09(e)	500,000

See Notes to Financial Statements.

20	Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report

LEGG MASON WESTERN ASSET SHORT DURATION MUNICIPAL INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Florida — 1.3% continued
	Orange County, FL:
$1,100,000	EFA Revenue, Rollins College Project, LOC-Bank of America N.A., 0.190%, 11/2/09(e)	$1,100,000
2,300,000	School Board, COP, LOC-Wachovia Bank N.A., 0.210%, 11/2/09(e)	2,300,000
3,900,000	Orlando & Orange County, FL, Expressway Authority, Refunding, FSA, SPA-Dexia Credit Local, 0.300%, 11/5/09(e)	3,900,000
	Total Florida	14,330,000
	Georgia — 0.8%
6,410,000	Albany-Dougherty County, GA, Hospital Authority Revenue, Refunding Anticipation CTFS, Phoebe Putney Memorial Hospital, LOC-SunTrust Bank, 0.240%, 11/2/09(e)	6,410,000
2,170,000	Gainesville & Hall County, GA, Hospital Authority Revenue Anticipatory CTFS, Northeast Georgia Health System Inc., LOC-Wachovia Bank N.A., 0.210%, 11/2/09(e)	2,170,000
	Total Georgia	8,580,000
	Illinois — 0.5%
3,200,000	Chicago, IL, Sales Tax Revenue, SPA-JPMorgan Chase, 0.180%, 11/2/09(e)	3,200,000
1,860,000	Quincy, IL, Revenue, Blessing Hospital, LOC-JPMorgan Chase, 0.150%, 11/2/09(e)	1,860,000
	Total Illinois	5,060,000
	Iowa — 0.0%
100,000	Iowa Finance Authority Health Facilities Revenue, Iowa Health System, LOC-JPMorgan Chase, 0.200%, 11/2/09(e)	100,000
	Maryland — 0.1%
1,300,000	Maryland State Economic Development Corp., EDR, U.S. Pharmacopeial Convention Inc., LOC-Bank of America N.A., 0.200%, 11/2/09(e)	1,300,000
	Massachusetts — 1.2%
	Massachusetts State HEFA Revenue:
1,900,000	Harvard University, 0.130%, 11/2/09(e)	1,900,000
1,500,000	Museum of Fine Arts, SPA-Bank of America N.A., 0.200%, 11/2/09(e)	1,500,000
1,000,000	Partners Healthcare Systems, 0.150%, 11/2/09(e)	1,000,000
8,200,000	Massachusetts State Water Resources Authority, SPA-Dexia Credit Local, 0.280%, 11/4/09(e)	8,200,000
200,000	Massachusetts State, GO, Central Artery, SPA-State Street Bank & Trust Co., 0.210%, 11/2/09(e)	200,000
	Total Massachusetts	12,800,000
	Mississippi — 0.7%
7,300,000	Mississippi Development Bank, Special Obligation, Harrison, FSA, SPA-Dexia Credit Local, 0.270%, 11/5/09(e)	7,300,000

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report	21

Schedule of investments continued

October 31, 2009

LEGG MASON WESTERN ASSET SHORT DURATION MUNICIPAL INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Missouri — 0.5%
	Missouri State HEFA, Educational Facilities Revenue:
	St. Louis University:
$3,100,000	LOC-Bank of America N.A., 0.180%, 11/2/09(e)	$3,100,000
600,000	SPA-U.S. Bank N.A., 0.180%, 11/2/09(e)	600,000
1,200,000	Washington University, SPA-JPMorgan Chase, 0.160%, 11/2/09(e)	1,200,000
	Total Missouri	4,900,000
	Nebraska — 0.2%
2,000,000	Nebraska Educational Finance Authority Revenue, Creighton University Projects, LOC-JPMorgan Chase, 0.200%, 11/2/09(e)	2,000,000
	New Jersey — 0.1%
1,300,000	New Jersey EDA, School Revenue, Facilities Construction, LOC-Bank of Nova Scotia, Lloyds TSB Bank PLC, 0.190%, 11/2/09(e)	1,300,000
	New York — 4.0%
7,000,000	Long Island Power Authority, NY, Electric System Revenue, FSA, SPA-Dexia Credit Local, 0.300%, 11/4/09(e)	7,000,000
	MTA, NY:
2,985,000	Dedicated Tax Fund, FSA, SPA-Dexia Credit Local, 0.240%, 11/5/09(e)	2,985,000
10,800,000	Revenue, Dedicated Tax, FSA, SPA-Dexia Credit Local, 0.300%, 11/5/09(e)	10,800,000
	New York City, NY:
	GO:
1,800,000	LIQ-Dexia Credit Local, 0.240%, 11/2/09(e)	1,800,000
3,800,000	LOC-Dexia Credit Local, 0.180%, 11/2/09(e)	3,800,000
1,000,000	SPA-Bank of America N.A., 0.180%, 11/2/09(e)	1,000,000
5,000,000	SPA-Wachovia Bank N.A., 0.160%, 11/2/09(e)	5,000,000
6,200,000	Subordinated, FSA, SPA-Dexia Credit Local, 0.200%, 11/2/09(e)	6,200,000
2,200,000	MFA Water & Sewer System Revenue, SPA-Fortis Bank S.A., 0.150%, 11/2/09(e)	2,200,000
400,000	TFA, Future Tax Secured, SPA-Citibank N.A., 0.240%, 11/2/09(e)	400,000
200,000	New York State Dormitory Authority Revenue, State Supported Debt, University of Rochester, LOC-JPMorgan Chase, 0.200%, 11/2/09(e)	200,000
	New York, NY, GO:
500,000	FSA, 0.250%, 11/2/09(e)	500,000
700,000	LOC-JPMorgan Chase, 0.200%, 11/2/09(e)	700,000
	Total New York	42,585,000

See Notes to Financial Statements.

22	Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report

LEGG MASON WESTERN ASSET SHORT DURATION MUNICIPAL INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	North Carolina — 1.5%
$13,400,000	Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue, FSA, SPA-Dexia Credit Local, 0.270%, 11/5/09(e)	$13,400,000
2,600,000	North Carolina Medical Care Community, Health Care Facilities Revenue, Blue Ridge Healthcare Systems Inc., LOC-Wachovia Bank N.A., 0.210%, 11/2/09(e)	2,600,000
	Total North Carolina	16,000,000
	Oklahoma — 0.4%
4,100,000	Oklahoma State, Turnpike Authority Revenue, SPA-JPMorgan Chase, 0.200%, 11/2/09(e)	4,100,000
	Oregon — 1.1%
11,000,000	Oregon State GO, Veterans Welfare, SPA-Dexia Credit Local, 0.200%, 11/2/09(e)	11,000,000
300,000	Oregon State Housing & Community Services, Revenue, Redwood Park Apartments, FNMA-Collateralized, LIQ-FNMA, 0.310%, 11/5/09(b)(e)	300,000
	Total Oregon	11,300,000
	Pennsylvania — 0.1%
500,000	Geisinger Authority, PA, Health System Revenue, Geisinger Health System, SPA-PNC Bank N.A., 0.180%, 11/2/09(e)	500,000
400,000	Lehigh County, PA, General Purpose Hospital Revenue, Lehigh Valley Health Network, LOC-Bank of America N.A., 0.200%, 11/2/09(e)	400,000
	Total Pennsylvania	900,000
	Puerto Rico — 0.1%
1,600,000	Commonwealth of Puerto Rico, GO, Public Improvements, FSA, SPA-Dexia Credit Local, 0.150%, 11/2/09(e)	1,600,000
	Tennessee — 3.4%
4,620,000	Clarksville, TN, Public Building Authority Revenue, Pooled Financing, Tennessee Municipal Bond Fund, LOC-Bank of America N.A., 0.230%, 11/2/09(e)	4,620,000
25,700,000	Knox County, TN, Health, Educational & Housing Facilities Board Hospital Revenue, Covenant Health, LOC-SunTrust Bank, 0.240%, 11/2/09(e)	25,700,000
6,800,000	Montgomery County, TN, Public Building Authority, Pooled Financing, Tennessee County Loan Pool, LOC-Bank of America N.A., 0.230%, 11/2/09(e)	6,800,000
	Total Tennessee	37,120,000
	Texas — 2.9%
1,000,000	Dallas, TX, Performing Arts Cultural Facilities Corp. Revenue, Dallas Center for the Performing Arts Foundation Inc., LOC-JPMorgan Chase, 0.200%, 11/2/09(e)	1,000,000

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report	23

Schedule of investments continued

October 31, 2009

LEGG MASON WESTERN ASSET SHORT DURATION MUNICIPAL INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Texas — 2.9% continued
	Harris County, TX:
	Cultural Education Facilities Finance Corp.:
$2,500,000	Revenue, Methodist Hospital, 0.180%, 11/2/09(e)	$2,500,000
2,670,000	Special Facilities Revenue, Texas Medical Center, LOC-JPMorgan Chase, 0.200%, 11/2/09(e)	2,670,000
	Health Facilities Development Corp., Hospital Revenue:
5,500,000	Baylor College of Medicine, AMBAC, LOC-Bank of America N.A., 0.210%, 11/2/09(e)	5,500,000
19,000,000	Memorial Hermann Healthcare Systems, FSA, SPA-Dexia Credit Local, 0.450%, 11/4/09(e)	19,000,000
	Total Texas	30,670,000
	Vermont — 0.4%
	Vermont Educational & Health Buildings Financing Agency Revenue:
4,000,000	Gifford Medical Center Project, LOC-Keybank N.A., 0.410%, 11/2/09(e)	4,000,000
400,000	Hospital Mount Ascutney Hospital Project, LOC-Banknorth N.A., 0.210%, 11/2/09(e)	400,000
	Total Vermont	4,400,000
	Virginia — 1.2%
	Roanoke, VA, IDA, Hospital Revenue, Carilion Health Systems, FSA, SPA-Wachovia Bank N.A.:
2,900,000	0.200%, 11/2/09(e)	2,900,000
6,700,000	0.210%, 11/2/09(e)	6,700,000
	Virginia Commonwealth University:
600,000	Health System Authority Revenue, AMBAC, LOC-Wachovia Bank N.A., 0.210%, 11/2/09(e)	600,000
2,905,000	VA, AMBAC, LOC-Wachovia Bank N.A., SPA-Wachovia Bank N.A., 0.200%, 11/2/09(e)	2,905,000
	Total Virginia	13,105,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $254,712,000)	254,712,000
	TOTAL INVESTMENTS — 104.0% (Cost — $1,110,424,274#)	1,119,539,871
	Liabilities in Excess of Other Assets — (4.0)%	(43,462,681)
	TOTAL NET ASSETS — 100.0%	$1,076,077,190

(a)	Maturity date shown represents the mandatory tender date.

(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(c)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2009.

(d)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)

Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

24	Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report

LEGG MASON WESTERN ASSET SHORT DURATION MUNICIPAL INCOME FUND

Abbreviations used in this schedule:
AMBAC	—American Municipal Bond Assurance Corporation — Insured Bonds
BAN	—Bond Anticipation Notes
CDA	—Community Development Authority
COP	—Certificate of Participation
CTFS	—Certificates
EDA	—Economic Development Authority
EDR	—Economic Development Revenue
EFA	—Educational Facilities Authority
FGIC	—Financial Guaranty Insurance Company — Insured Bonds
FHA	—Federal Housing Administration
FNMA	—Federal National Mortgage Association
FSA	—Financial Security Assurance — Insured Bonds
GO	—General Obligation
HDC	—Housing Development Corporation
HEFA	—Health & Educational Facilities Authority
IDA	—Industrial Development Authority
IDB	—Industrial Development Board
ISD	—Independent School District
LIQ	—Liquidity Facility
LOC	—Letter of Credit
MFA	—Municipal Finance Authority
MFH	—Multi-Family Housing
MTA	—Metropolitan Transportation Authority
NATL	—National Public Finance Guarantee Corporation — Insured Bonds
PCR	—Pollution Control Revenue
PSFG	—Permanent School Fund Guaranty
RAN	—Revenue Anticipation Notes
RDA	—Redevelopment Agency
SPA	—Standby Bond Purchase Agreement — Insured Bonds
TFA	—Transitional Finance Authority
TRAN	—Tax and Revenue Anticipation Notes

SUMMARY OF INVESTMENTS BY SECTOR* (unaudited)
Health care	12.5%
Transportation	9.7
Education	8.0
Industrial revenue	7.5
Special tax obligation	7.3
Other	7.2
Power	6.1
State general obligation	4.6
Solid waste/resource recovery	4.4
Water & sewer	3.5
Housing	2.9
Local general obligation	2.6
Leasing	0.7
Pre-refunded/escrowed to maturity	0.2
Short-term investments	22.8
100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of October 31, 2009 and are subject to change.

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report	25

Schedule of investments continued

October 31, 2009

LEGG MASON WESTERN ASSET SHORT DURATION MUNICIPAL INCOME FUND

RATINGS TABLE† (unaudited)
S&P/Moody’s/Fitch‡
AAA/Aaa	12.3%
AA/Aa	29.1
A	20.0
BBB/Baa	7.9
A-1/SP-1/VMIG1	30.3
NR	0.4
100.0%

†	As a percentage of total investments.

‡	In the event that a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

See pages 27 and 28 for definitions of ratings.

See Notes to Financial Statements.

26	Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B,

CCC,

CC and C	—	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.
Aa	—	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.
A	—	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa	—	Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded

Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report	27

Bond ratings (unaudited) continued

during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B	—	Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B,

CCC

and CC	—	Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

SP-1	—	Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1	—	Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
MIG 1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F1	—	Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

28	Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report

Statement of assets and liabilities

October 31, 2009

ASSETS:
Investments, at value (Cost — $1,110,424,274)	$1,119,539,871
Cash	72,431
Receivable for Fund shares sold	14,096,108
Interest receivable	7,980,419
Receivable for securities sold	355,008
Prepaid expenses	114,970
Total Assets	1,142,158,807
LIABILITIES:
Payable for securities purchased	58,792,451
Payable for Fund shares repurchased	6,351,843
Investment management fee payable	401,668
Distribution fees payable	356,233
Distributions payable	92,132
Trustees' fees payable	172
Accrued expenses	87,118
Total Liabilities	66,081,617
TOTAL NET ASSETS	$1,076,077,190
NET ASSETS:
Par value (Note 7)	$2,119
Paid-in capital in excess of par value	1,071,198,881
Undistributed net investment income	13,860
Accumulated net realized loss on investments and futures contracts	(4,253,267)
Net unrealized appreciation on investments	9,115,597
TOTAL NET ASSETS	$1,076,077,190
Shares Outstanding:
Class A	47,520,592
Class C	154,776,884
Class I	9,605,753
Net Asset Value:
Class A (and redemption price)	$5.08
Class C1	$5.08
Class I (and redemption price)	$5.08
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$5.20

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges (See Note 2).

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report	29

Statement of operations

For the Year Ended October 31, 2009

INVESTMENT INCOME:
Interest	$10,615,417
EXPENSES:
Investment management fee (Note 2)	1,789,826
Distribution fees (Notes 2 and 5)	1,484,960
Transfer agent fees (Note 5)	51,811
Shareholder reports (Note 5)	47,776
Registration fees	46,459
Audit and tax	27,850
Legal fees	6,150
Custody fees	2,377
Trustees’ fees	2,183
Insurance	2,017
Miscellaneous expenses	7,180
Total Expenses	3,468,589
NET INVESTMENT INCOME	7,146,828
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1, 3 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	185,898
Futures contracts	(151,144)
Net Realized Gain	34,754
Change in Net Unrealized Appreciation/Depreciation From:
Investments	9,271,707
Futures contracts	56,657
Change in Net Unrealized Appreciation/Depreciation	9,328,364
NET GAIN ON INVESTMENTS AND FUTURES CONTRACTS	9,363,118
INCREASE IN NET ASSETS FROM OPERATIONS	$16,509,946

See Notes to Financial Statements.

30	Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED OCTOBER 31,	2009	2008
OPERATIONS:
Net investment income	$7,146,828	$1,101,276
Net realized gain (loss)	34,754	(53,511)
Change in net unrealized appreciation/depreciation	9,328,364	(419,882)
Increase in Net Assets From Operations	16,509,946	627,883
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(7,154,698)	(1,101,276)
Decrease in Net Assets From Distributions to Shareholders	(7,154,698)	(1,101,276)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	1,305,712,422	45,385,706
Reinvestment of distributions	6,444,835	877,925
Cost of shares repurchased	(306,721,145)	(13,447,397)
Increase in Net Assets From Fund Share Transactions	1,005,436,112	32,816,234
INCREASE IN NET ASSETS	1,014,791,360	32,342,841
NET ASSETS:
Beginning of year	61,285,830	28,942,989
End of year*	$1,076,077,190	$61,285,830
* Includes undistributed net investment income of:	$13,860	$21,730

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report	31

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31:
CLASS A SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$4.90	$4.91	$4.92	$4.89	$4.94
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.11	0.15	0.16	0.14	0.11
Net realized and unrealized gain (loss)	0.19	(0.01)	(0.01)	0.03	(0.05)
Total income from operations	0.30	0.14	0.15	0.17	0.06
LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.15)	(0.16)	(0.14)	(0.11)
Total distributions	(0.12)	(0.15)	(0.16)	(0.14)	(0.11)
NET ASSET VALUE, END OF YEAR	$5.08	$4.90	$4.91	$4.92	$4.89
Total return[2]	6.21%	2.91%	3.05%	3.43%	1.24%
NET ASSETS, END OF YEAR (000s)	$241,364	$35,323	$16,255	$46,783	$74,872
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.66%	1.08%	1.13%[3]	0.87%	0.74%
Net expenses[4]	0.66	0.75 [5,6]	0.75 [3,5,6]	0.75 [5,6]	0.74 [6]
Net investment income	2.16	3.07	3.19	2.74	2.21
PORTFOLIO TURNOVER RATE	12%	11%	8%	35%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.13% and 0.75%, respectively.

[4]

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.75% through December 31, 2011.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

32	Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31:
CLASS C SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$4.90	$4.91	$4.92	$4.89	$4.94
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.08	0.13	0.14	0.12	0.09
Net realized and unrealized gain (loss)	0.20	(0.01)	(0.01)	0.03	(0.05)
Total income from operations	0.28	0.12	0.13	0.15	0.04
LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)	(0.13)	(0.14)	(0.12)	(0.09)
Total distributions	(0.10)	(0.13)	(0.14)	(0.12)	(0.09)
NET ASSET VALUE, END OF YEAR	$5.08	$4.90	$4.91	$4.92	$4.89
Total return[2]	5.81%	2.54%	2.69%	3.07%	0.87%
NET ASSETS, END OF YEAR (000s)	$785,921	$21,507	$11,813	$15,421	$26,356
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.99%	1.68%	1.73%[3]	1.41%	1.17%
Net expenses[4]	0.99	1.10 [5,6]	1.10 [3,5,6]	1.09 [5,6]	1.10 [5,6]
Net investment income	1.60	2.71	2.85	2.39	1.84
PORTFOLIO TURNOVER RATE	12%	11%	8%	35%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.72% and 1.10%, respectively.

[4]

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.10% through December 31, 2011.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report	33

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31:
CLASS I SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$4.91	$4.92	$4.92	$4.89	$4.95
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.11	0.16	0.17	0.14	0.12
Net realized and unrealized gain (loss)	0.19	(0.01)	(0.01)	0.03	(0.06)
Total income from operations	0.30	0.15	0.16	0.17	0.06
LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.16)	(0.16)	(0.14)	(0.12)
Total distributions	(0.13)	(0.16)	(0.16)	(0.14)	(0.12)
NET ASSET VALUE, END OF YEAR	$5.08	$4.91	$4.92	$4.92	$4.89
Total return[2]	6.13%	3.06%	3.41%	3.58%	1.18%
NET ASSETS, END OF YEAR (000s)	$48,792	$4,456	$875	$1,056	$371
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.52%	0.78%	0.91%[3]	0.68%	0.65%
Net expenses[4]	0.52	0.60 [5,6]	0.60 [3,5,6]	0.60 [5,6]	0.60 [5,6]
Net investment income	2.14	3.18	3.36	2.93	2.41
PORTFOLIO TURNOVER RATE	12%	11%	8%	35%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.90% and 0.60%, respectively.

[4]

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.60% through December 31, 2011.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

34	Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Short Duration Municipal Income Fund (formerly known as Legg Mason Partners Short Duration Municipal Income Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through December 21, 2009, the issuance date of the financial statements.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic Section 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report	35

Notes to financial statements continued

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION†	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds	—	$864,827,871	—	$864,827,871
Short-term investments	—	254,712,000	—	254,712,000
Total	—	$1,119,539,871	—	$1,119,539,871

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and

36	Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report

certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each share class. Fees relating to a specific class are charged directly to that share class.

(f) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report	37

Notes to financial statements continued

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A, C and I shares will not exceed 0.75%, 1.10% and 0.60%, respectively, through December 31, 2011. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. Class A and Class C shares acquired in an exchange from another Legg Mason Partners Fund subject to a contingent deferred sales charge (“CDSC”) remain subject to the original fund’s CDSC while held in the Fund. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2009, LMIS and its affiliates received sales charges of approximately $29,000 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2009, CDSC paid to LMIS and its affiliates were approximately:

	CLASS A	CLASS C
CDSCs	$26,000	$2,000

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$840,958,094
Sales	37,830,820

38	Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report

At October 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$11,153,274
Gross unrealized depreciation	(2,037,677)
Net unrealized appreciation	$9,115,597

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

At October 31, 2009, the Fund did not have any derivative instruments outstanding. During the year ended October 31, 2009, the Fund had an average market value of $1,753,500 in futures contracts to sell.

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution and service plan and under that plan the Fund pays a monthly fee with respect to its Class A and C shares calculated at the annual rate of 0.15% and 0.50% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES*
Class A	$183,223	$18,870	$13,921
Class C	1,301,737	28,006	25,767
Class I	—	4,935	1,111
Total	$1,484,960	$51,811	$40,799

*	For the period November 1, 2008 through September 9, 2009. Subsequent to September 9, 2009 these expenses were accrued as common fund expenses.

6. Distributions to shareholders by class

	YEAR ENDED OCTOBER 31, 2009	YEAR ENDED OCTOBER 31, 2008
Net Investment Income:
Class A	$2,645,526	$648,375
Class C	4,182,709	375,015
Class I	326,463	77,886
Total	$7,154,698	$1,101,276

Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report	39

Notes to financial statements continued

7. Shares of beneficial interest

At October 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	YEAR ENDED OCTOBER 31, 2009		YEAR ENDED OCTOBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	58,562,259	$294,780,831	5,323,804	$26,378,972
Shares issued on reinvestment	463,969	2,336,552	112,974	559,024
Shares repurchased	(18,713,422)	(94,573,661)	(1,536,619)	(7,587,940)
Net increase	40,312,806	$202,543,722	3,900,159	$19,350,056
Class C
Shares sold	189,352,639	$956,314,542	2,893,271	$14,320,418
Shares issued on reinvestment	753,137	3,807,179	57,569	284,919
Shares repurchased	(39,718,456)	(201,278,112)	(965,380)	(4,777,012)
Net increase	150,387,320	$758,843,609	1,985,460	$9,828,325
Class I
Shares sold	10,797,757	$54,617,049	941,845	$4,686,316
Shares issued on reinvestment	59,602	301,104	6,887	33,982
Shares repurchased	(2,159,912)	(10,869,372)	(218,355)	(1,082,445)
Net increase	8,697,447	$44,048,781	730,377	$3,637,853

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	CLASS A	CLASS C	CLASS I
Daily 11/30/2009	0.007327	0.005926	0.007876

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2009	2008
Distributions Paid From:
Tax-exempt income	$7,154,698	$1,101,276

40	Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report

As of October 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$46,706
Capital loss carryforward*	(4,253,267)
Other book/tax temporary differences(a)	(32,846)
Unrealized appreciation/(depreciation)	9,115,597
Total accumulated earnings/(losses) — net	$4,876,190

*	During the taxable year ended October 31, 2009, the Fund utilized $91,411 of its capital loss carryover available from prior years. As of October 31, 2009, the Fund had the following net capital loss carryforwards remaining:

YEAR OF EXPIRATION	AMOUNT
10/31/2012	$(2,710,064)
10/31/2014	(489,111)
10/31/2015	(943,924)
10/31/2016	(110,168)
$(4,253,267)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the book/tax differences in the timing of the deductibility of various expenses.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials

Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report	41

Notes to financial statements continued

provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then

42	Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report

affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on

Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report	43

Notes to financial statements continued

March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset / CitiSM New York Tax Free Reserves (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the

44	Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report

putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on February 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report	45

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Western Asset Short Duration Municipal Income Fund (formerly Legg Mason Partners Short Duration Municipal Income Fund), a series of Legg Mason Partners Income Trust, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Short Duration Municipal Income Fund as of October 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 21, 2009

46	Legg Mason Western Asset Short Duration Municipal Income Fund 2009 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Short Duration Municipal Income Fund (formerly known as Legg Mason Partners Short Duration Municipal Income Fund) (“the Fund”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”), and executive officers of the Fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
ELLIOTT J. BERV
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of portfolios in fund complex over- seen by Trustee	59
Other board memberships held by Trustee	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter (1998 to 2008)
A. BENTON COCANOUGHER
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Interim Dean, George Bush School of Government and Public Service, Texas A&M University (since 2009); Dean Emeritus and Professor, Emeritus, Mays School of Business, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (2002 to 2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987 to 2001)
Number of portfolios in fund complex over- seen by Trustee	59
Other board memberships held by Trustee	None

Legg Mason Western Asset Short Duration Municipal Income Fund	47

Additional information (unaudited) continued

Information about Trustees and Officers

JANE F. DASHER
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None
MARK T. FINN
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None
RAINER GREEVEN
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	Avica, Ltd (industrial and real estate holding) (since 2002)

48	Legg Mason Western Asset Short Duration Municipal Income Fund

STEPHEN R. GROSS
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (1998 to 2003)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
RICHARD E. HANSON, JR.
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 To 2000)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None
DIANA R. HARRINGTON
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

Legg Mason Western Asset Short Duration Municipal Income Fund	49

Additional information (unaudited) continued

Information about Trustees and Officers

SUSAN M. HEILBRON
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None
SUSAN B. KERLEY
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)
Number of portfolios In fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (95 funds)
ALAN G. MERTEN
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

50	Legg Mason Western Asset Short Duration Municipal Income Fund

R. RICHARDSON PETTIT
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years

Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)

Number of portfolios in fund complex over- seen by Trustee	135
Other board member- ships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street, New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”) (1999 to 2004)

Legg Mason Western Asset Short Duration Municipal Income Fund	51

Additional information (unaudited) continued

Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005)
JOHN CHIOTA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identify Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (1992 to 2005)

52	Legg Mason Western Asset Short Duration Municipal Income Fund

DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (2004 to 2006); Supervisor at UBS Global Asset Management (2003 to 2004); Accounting Manager at CAM (prior to 2003)
MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Western Asset Short Duration Municipal Income Fund	53

Important tax information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended October 31, 2009 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

54	Legg Mason Western Asset Short Duration Municipal Income Fund

Legg Mason Western Asset Short Duration Municipal Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2 Heritage Drive

Quincy, Massachusetts 02171

Independent registered public accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

Legg Mason Western Asset Short Duration Municipal Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON WESTERN ASSET SHORT DURATION MUNICIPAL INCOME FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Short Duration Municipal Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009 based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02866 12/09 SR09-985

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2008 and October 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $52,000 in 2008 and $54,300 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2008 and $36 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $5,600 in 2008 and $6,050 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2009.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: December 30, 2009

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: December 30, 2009